UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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TEXAS GULF ENERGY, INCORPORATED

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1602 Old Underwood Road
LaPorte, Texas 77571
Phone: (281) 867-8400 | Fax: 713-586-6678

Notice of Special Meeting in Lieu of 2012 Annual Meeting of Stockholders
To be held on June 22, 2012

To the Stockholders of Texas Gulf Energy, Incorporated:

NOTICE IS HEREBY GIVEN that a Special Meeting in lieu of 2012 Annual Meeting of Stockholders (the “2012 Meeting”) of Texas Gulf Energy, Incorporated (the “Company”) will be held at our offices at 1602 Old Underwood Road, LaPorte, Texas 77571 on Friday, June 22, 2012, at 11:00 a.m. Central Standard Time, for the following purposes:

1.	To elect two (2) directors for a one-year term or until their successors are elected and qualified;
2.	To ratify the appointment by the Company’s Board of Directors of LBB and Associates, Ltd., LP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2012; and
3.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof. Except with respect to the procedural matters incident to the conduct of the 2012 Meeting, management is not aware of any other such business.

Only stockholders of record at the close of business on April 30, 2012 will be entitled to notice of and to vote at the 2012 Meeting or any adjournment of the 2012 Meeting.

We cordially invite you to attend the 2012 Meeting in person. However, whether or not you plan to attend the 2012 Meeting in person, it is important that your shares are represented at the meeting. We ask that you either vote your shares or return the enclosed proxy card at your earliest convenience. If you give a proxy, you may revoke it at any time before it is used and if you vote in person at the 2012 Meeting, your proxy will automatically be revoked as to each matter on which you vote in person.

By Order of the Board of Directors
/s/ Denise Nelson Denise Nelson, Secretary LaPorte, Texas April 30, 2012

1602 Old Underwood Road
LaPorte, Texas 77571
Phone: (281) 867-8400 | Fax: 713-586-6678

Special Meeting in Lieu of 2012 Annual Meeting of Stockholders
To be held on June 22, 2012

Proxy Statement

Solicitation of Proxies

The Board of Directors (the “Board”) of Texas Gulf Energy, Incorporated (the “Company”) is soliciting the accompanying proxy in connection with matters to be considered at a Special Meeting in lieu of 2012 Annual Meeting of Stockholders (the “2012 Meeting”) to be held at our offices at 1602 Old Underwood Road, LaPorte, Texas 77571 on Friday, June 22, 2012 at 11:00 a.m. Central Standard Time. The individuals named on the proxy card will vote all shares represented by proxies in the manner designated or, if no designation is made, they will vote as follows:

(1)	FOR each of the two (2) nominees named in this proxy statement for election to the Board;
(2)	FOR ratification of the selection of LBB and Associates, Ltd., LP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2012; and
(3)	In their best judgment with respect to any other matters that properly come to a vote at the 2012 Meeting.

The individuals who act as proxies will not vote shares that are the subject of a proxy card on a particular matter if the proxy card instructs them to abstain from voting on that matter or to the extent the proxy card is marked to show that some of the shares represented by the proxy card are not to be voted on that matter.

Record Date

Only stockholders of record at the close of business on April 30, 2012 will be entitled to notice of or to vote at this 2012 Meeting or any adjournment of the 2012 Meeting. The approximate date of mailing for this proxy statement, proxy card and a copy of our Annual Report on Form 10-K for the year ended December 31, 2011, is May 16, 2012.

Shares Outstanding and Voting Rights

We have three classes of voting stock outstanding: Common Stock, par value $0.00001 per share (“Common Stock”), Series A Convertible Preferred Stock (“Series A Stock”), and Series B Convertible Preferred Stock (“Series B Stock”). At April 30, 2012, 61,785,360 shares of Common Stock, 2,900,000 shares of Preferred A Stock, and 10,000,000 shares of Preferred B Stock were outstanding. Each outstanding share of Common Stock entitles the holder to one (1) vote. Each outstanding share of Series A Stock entitles the holder to one hundred (100) votes. Each outstanding share of Series B Stock entitles the holder to one (1) vote.

A list of stockholders entitled to vote at the meeting will be available at the meeting, and for 10 days prior to the meeting, at our office at 1602 Old Underwood Road, LaPorte, Texas 77571, between the hours of 9:00 a.m. and 4:00 p.m. local time.

Proxies and Voting Procedures

Holders of Common Stock entitled to vote can vote their shares by completing and returning a proxy card pursuant to the directions on the proxy card.

You can revoke your proxy at any time before it is exercised by timely delivery of a properly executed, later-dated proxy or by voting in person at the 2012 Meeting.

All shares entitled to vote and represented by properly completed proxies received prior to the 2012 Meeting and not revoked will be voted at the 2012 Meeting in accordance with your instructions.

If your shares are registered directly in your name with Corporate Stock Transfer, Inc., our transfer agent, you are considered a stockholder of record. As a stockholder of record at the close of business on April 30, 2012, you can vote in person at the 2012 Meeting or you can provide a proxy to be voted at the 2012 Meeting by signing and returning the enclosed proxy card pursuant to its instructions. If you submit a proxy card, we will vote your shares as you direct. If you submit a proxy card without giving specific voting instructions, those shares will be voted as recommended by the Board. If your shares are held in a stock brokerage account or otherwise by a nominee, you are considered the beneficial owner of those shares, and your shares are held in “street name”. If you hold your shares in “street name”, you will receive instructions from your broker or other nominee describing how to vote your shares. If you do not instruct your broker or other nominee how to vote such shares, they may vote your shares as they decide as to each matter for which they have discretionary authority under the applicable law. On those matters as to which those rules do not permit brokers or other nominees to vote in the absence of instructions from the account holder, the broker or other nominee will not vote the shares on the matter (this is a “broker non-vote”).

By Mail.  Complete, sign and date the proxy card you received and return it in the prepaid envelope pursuant to its instructions. If the prepaid envelope is missing, please mail your completed proxy card to the Company’s stock transfer agent — Corporate Stock Transfer at 3200 Cherry Creek Drive South, Suite 430, Denver, Colorado 80209. All mailed proxies must be received by the Company’s stock transfer agent, on or before 12:00 Noon (MST) on Thursday, June 21, 2012. If you do not indicate your voting preferences, your shares will be voted as recommended by the Board.

Online.  By following the instructions on the proxy card. All online votes must be received by the Company’s transfer agent on or before 12:00 Noon (MST) on Thursday, June 21, 2012.

If any other matters are properly presented at the 2012 Meeting for consideration, including, among other things, consideration of a motion to adjourn the 2012 Meeting to another time or place, the individuals named as proxies and acting thereunder will have discretion to vote on those matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote. If the 2012 Meeting is postponed or adjourned, your proxy will remain valid and may be voted at the postponed or adjourned meeting. You will still be able to revoke your proxy until it is voted. At the date this proxy statement went to press, we did not anticipate that any other matters would be raised at the 2012 Meeting.

Required Vote

The presence, in person or by proxy, of the majority of the outstanding shares entitled to vote at the 2012 Meeting shall constitute a quorum, which is required in order to transact business at the 2012 Meeting. Each Proposal in this proxy statement sets forth the requisite vote for approval of such Proposal.

Cost of Proxy Distribution and Solicitation

The Company will pay the expenses of the preparation of the proxy materials and the solicitation by the Board of proxies. Proxies may be solicited on behalf of the Company in person or by telephone, e-mail, facsimile or other electronic means by directors, officers or employees of the Company, who will receive no additional compensation for soliciting. If required by the rules of the Securities and Exchange Commission, we will reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials to beneficial owners of Common Stock.

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PROPOSAL 1

ELECTION OF DIRECTORS

General

The Bylaws of the Company provide that the Board shall consist of not less than one or more than thirteen members. Currently, the membership of the Board is set at three and at present consists of two members. The Company’s Bylaws give the Board the authority to establish, increase or decrease the number of directors. The nominees for election at the 2012 Meeting to the Board are David Mathews and Craig Crawford, both of whom currently serve on the Board and both of whom have advised the Company of their willingness to serve as a member of the Board if elected. You can find information about each of the nominees below under the Section entitled “Board of Directors and Executive Officers”. There are no arrangements or understandings between the persons named as nominees for director at the 2012 Meeting and any other person pursuant to which such nominee was selected as a nominee.

If elected, the nominees will serve as directors until the Company’s annual meeting of stockholders in 2013, or until their successors are elected and qualified. If a nominee declines to serve or becomes unavailable for any reason, the proxies may be voted for such substitute nominee as the proxy holders may designate.

Vote Required

You may vote in favor or against any or all of the nominees and you may also withhold your vote as to any or all of the nominees. The affirmative vote of a majority of the votes cast by the shares entitled to vote in the election at the 2012 Meeting, at which a quorum is present, is required for the election of directors. For purposes of the vote on this matter, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although each type of vote will count toward the presence of quorum.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE ABOVE NOMINEES FOR DIRECTOR

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PROPOSAL 2

PROPOSAL TO RATIFY THE APPOINTMENT OF OUR INDEPENDENT AUDITORS

Effective on March 9, 2012, we dismissed Accounting & Consulting Group, LLP, certified public accountants (“ACG”), as our independent auditors and engaged LBB and Associates, Ltd., LP (“LBB”) to serve as our independent auditors.

The decision to dismiss ACG was approved by the Board effective as of March 9, 2012.

No report prepared by ACG included in the Company’s financial statements for the past two (2) fiscal years, as well as the subsequent interim periods through March 9, 2012, contained an adverse opinion, disclaimers of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the financial statements of the Company for the fiscal year ended December 31, 2010 expressed, in an explanatory paragraph, substantial doubt about the Company’s (a development stage company at the time) ability to continue as a going concern due to net losses in operating activities, a working capital deficit and an accumulated deficit.

During the Company’s two (2) most recent fiscal years, as well as the subsequent interim period through March 9, 2012, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and ACG on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of ACG, would have caused it to make reference to the subject of such disagreements in connection with any report prepared by ACG. Further, there have been no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

On March 9, 2012, the Board approved the engagement of LBB as the Company’s new principal independent registered public accounting firm to audit the Company’s financial statements. Neither the Company, nor anyone on its behalf, consulted with LBB on any matters described in Item 304(a)(2) of Regulation S-K during the Company’s two (2) most recent fiscal years or any subsequent period prior to engaging LBB. A representative of LBB will be present at the 2012 Meeting. Such representative will have the opportunity to make a statement if he desires to do so. We do not expect the representative to respond to questions.

Stockholder ratification of the appointment of our independent auditors is not required by the Company’s Bylaws or otherwise. However, we are submitting this proposal to the stockholders as a matter of good corporate practice. Approval of this proposal requires the affirmative vote of a majority of the votes represented at the 2012 Meeting and entitled to vote thereat. If the appointment of LBB is not ratified, the Board may reconsider the appointment. Even if the appointment is ratified, the Board in its discretion may direct the appointment of a different independent audit firm at any time during the year if it is determined that such change would be in best interests of the Company and its stockholders.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF LBB AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE YEAR 2012.

Audit Disclosures

Services Provided	2011	2010
Audit Fees	$62,405	$13,145
Audit Related Fees	6,070	—
Tax Fees	—	—
All Other Fees	796	—
Total	$69,271	$13,145

Audit Fees.  The aggregate fees billed for the years ended December 31, 2011 and 2010 were for the audits of our financial statements and reviews of our interim financial statements included in our annual and quarterly reports.

Audit Related Fees.  The aggregate fees billed for the years ended December 31, 2011 and 2010 were for the audit or review of our financial statements that are not reported under Audit Fees.

Tax Fees.  The aggregate fees billed for the years ended December 31, 2011 and 2010 were for professional services related to tax compliance, tax advice and tax planning.

All Other Fees.  The aggregate fees billed for the years ended December 31, 2011 and 2010 were for services other than the services described above.

Auditing Service Pre-approval Policies

The policy of our Board is to pre-approve all audit and permissible non-audit services to be performed by the Company’s independent auditors during the fiscal year. Under these procedures, the Board pre-approves both the type of services to be provided by our auditor and the estimated fees related to these services.

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EXECUTIVE OFFICERS — BOARD OF DIRECTORS

Set forth below are the names of our Directors (“Directors”) and executive officers, their business experience during the last five years, their ages and all positions and offices that they hold with us as of the date of this Annual Report.

Name	Age	Position
David Matthews	59	Chief Executive Officer, Board Chairperson, Director, President, Nominee Director
Craig Crawford	58	Chief Financial Officer, Chief Operating Officer, Director, Nominee Director
Denise Nelson	48	Secretary

Biographies of Officers and Directors

David Mathews.  On December 31, 2011 was appointed Chief Executive Officer, effective December 31, 2011, and a Director, effective in January 2012, of the Company. From 2006 until 2009, Mr. Mathews served as a Senior Vice President and Partner at InServ Construction Services, a division of Willbros Group, Inc. From 2010 until 2011 he served as Vice President, Gulf Coast Operations, of Ardent, LLC. During 2011, Mr. Mathews served as the Chief Executive Officer of International Plant Services, L.L.C., now a wholly owned subsidiary of the Company.

Craig Crawford.  Has served as Director and Chief Financial Officer of the Company since November 18, 2011. Effective December 31, 2011 was appointed as Chief Operating Officer of the Company. Mr. Crawford has served as President of International Plant Services L.L.C., now a subsidiary of the Company, from the beginning of November 2011 to the present. Previously, he served as Operations Director — Oil and Gas Industry, Mid- and Down-Stream Construction Services for Willbros Group, Inc. from September 2008 until August 2011. Willbros Group, Inc. is a publicly traded company listed on the New York Stock Exchange (NYSE:WG). Prior to that he was Vice-President — Gulf Coast and North East Turnarounds, Maintenance, and Construction Services for Starcon, Inc. from May 2007 to August 2008. Before that he was President of World Wide Welding, Inc. and General Manager — Mid-Continent and Gulf Coast Business Unit for TIMEC, Inc. a subsidiary of Transfield Services Limited from February 2006 to May 2007. Transfield Services Limited is an Australian publicly listed corporation trading on the Australian Stock Exchange (ASX:TSE). Beginning in August 2005 until February 2008, he served as Operations Manager and Advisor to the CEO of Systems, Evolution, Inc., an OTCBB-traded company. Concurrently, Mr. Crawford has served as an officer and director of two other OTC-traded companies, as a Director and President of AppTech, Inc. from September 2009 through January 2010 and as a Director and President of W Technologies, Inc. from May 2011 until November 2011.

Denise Nelson.  Ms. Nelson was appointed to serve as the Secretary of the Company on February 7, 2012. She has over twenty-five (25) years’ experience in office management and administrative support. From 1990 to 2007, she was Office Manager/Executive Secretary for WorleyParsons Limited. Beginning in 2007 through 2008, Ms. Nelson was an Executive Assistant with Shippers Stevedoring Co. at the Port of Houston, Texas. From 2008 to 2011, she served as Office Manager for InServ/Willbros Group Inc. In 2011, Ms. Nelson became the Office & Administrative Manager for International Plant Services, L.L.C., which is now a wholly owned subsidiary of the Company. She shall serve as the Secretary of the Company until her resignation or replacement by the Company’s Board of Directors.

CORPORATE GOVERNANCE AND BOARD MEMBERS

Family Relationships

There are no family relationships by and between or among the Directors or other officers. None of our Directors and officers are directors or executive officers of any company that files reports with the SEC except as set forth in the “Biographies of Officers and Directors” section above.

Election of Directors and Officers

Directors hold office until the next succeeding annual meeting and the election/qualification of their respective successors. Officers are elected annually by our Board and hold office at the discretion of our Board. Our Bylaws permit our Board to fill any vacancy and such director may serve until the next annual meeting of stockholders and the due election and qualification of their successor.

Legal Proceedings

Unless otherwise indicated, to the knowledge of the Company after reasonable inquiry, no current Director or executive officer of the Company during the past ten years, has (i) been convicted in a criminal proceeding (excluding traffic violations or other minor offenses), (ii) been a party to any judicial or administrative proceeding (except for any matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, U.S. federal or state securities laws, or a finding of any violation of U.S. federal or state securities laws, (iii) filed a petition under federal bankruptcy laws or any state insolvency laws or has had a receiver appointed for the person’s property or (iv) been subject to any judgment, decree or final order enjoining, suspending or otherwise limiting for more than 60 days, the person from engaging in any type of business practice, acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity or engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws, (v) been found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated, (vi) been found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated, (vii) been the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (a) any Federal or State securities or commodities law or regulation, (b) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or (c) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity, or (viii) been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member; except that in October 2005, Mr. Crawford filed for bankruptcy in the Southern District of Texas as a protective measure relative to discharged lawsuits against The Project Group, Inc., a company which Mr. Crawford had served as President and CEO.

Promoters and Control Persons

None.

Board Leadership and Role in Risk Oversight

Our Board recognizes that the leadership structure and combination or separation of the Chief Executive Officer and Chairman roles is driven by the needs of the Company at any point in time. The Company has no policy requiring combination or separation of leadership roles and our governing documents do not mandate a particular structure. This has allowed our Board the flexibility to establish the most appropriate structure for the Company at any given time.

The Board oversees our stockholders’ interest in the long-term health and the overall success of the Company and its financial strengths. The full Board is actively involved in overseeing risk management for the Company. It does so in part through discussion and review of our business, financial and corporate governance practices and procedures. The Board, as a whole, reviews the risks confronted by the Company with respect to its operations and financial condition, establishes limits of risk tolerance with respect to the Company’s activities and ensures adequate property and liability insurance coverage.

The Company currently has no independent directors.

Meetings of the Board and Stockholder Communications

Our Board conducted all of its business and approved all corporate action during the fiscal year ended December 31, 2011 and from January 1, 2012 to present, by the unanimous written consent of its members, in the absence of formal board meetings. Holders of the Company’s securities can send communications to the Board via mail or telephone to the Secretary at the Company’s principal executive offices. The Company has not yet established a policy with respect to Board members’ attendance at the annual meetings. A stockholder who wishes to communicate with our Board may do so by directing a written request addressed to our President at the address appearing on the first page of this proxy statement.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers and Directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, Directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such forms furnished to us, we believe that during the year ended December 31, 2011, all such reports were filed in a timely manner.

Code of Business Conduct and Ethics Policy

We have not adopted a Code of Business Conduct and Ethics that applies to our principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions in that our sole officer and director serve in these capacities.

Committees of the Board of Directors

We do not presently have a separately constituted audit committee, compensation committee, nominating committee, executive committee or any other committees of our board of directors. Our Board does not believe that it is necessary to have such committees because it believes the functions of such committees can be adequately performed by the Board. We have not adopted any procedures by which security holders may recommend nominees to our Board.

Audit Committee Financial Expert

Not applicable, as we do not presently have an audit committee.

Director Independence

Quotations for our Common Stock are entered on the OTC Bulletin Board and OTC Markets inter-dealer quotation systems, which do not have director independence requirements. For purposes of determining director independence, we have applied the definitions set out in NASDAQ Rule 4200(a)(15). Under NASDAQ Rule 4200(a)(15), a director is not considered to be independent if he or she is also an executive officer or employee of the corporation. Each of our directors acts as an executive officer of the corporation.

EXECUTIVE COMPENSATION
DIRECTOR AND OFFICER COMPENSATION

Summary Compensation Table

Current Executive Officers

The following table sets forth information concerning the compensation for the fiscal years ended December 31, 2011 and 2010 of the principal executive officer, in addition to our two most highly compensated officers whose annual compensation exceeded $100,000.

Name and Position	Year	Salary	Bonus	All other compensation	Total
David D. Mathews Chief Executive Officer and President	2011	$70,000	$—	$2,800	$72,800
	2010	$—	$—	$—	$—
Craig Crawford Chief Financial Officer and Chief Operating Officer	2011	$13,125	$—	$27,083.35****	$40,208.35
	2010	$—	$—	$—	$—
Denise Nelson, Secretary	2011	$15,732.88	$—	$—	$15,732.88
	2010	$—	$—	$—	$—
John Magner** President	2011	$—	$—	$750	$750
	2010	$—	$—	$—	$—
Pamela Stewart*** Secretary	2011	$—	$—	$450	$450
	2010	$—	$—	$—	$—

*	During the 2011 fiscal year, Mr. Magner and Ms. Stewart earned 250,000 and 150,000 restricted shares of Common Stock, respectively.
**	Mr. Magner resigned as President on December 31, 2011.
***	Ms. Stewart resigned as Secretary on February 7, 2012.
****	Paid to Craig Crawford’s nominee, Fortenberry Services, Inc.

Outstanding Equity Awards at 2011 Fiscal Year End

There were no outstanding equity awards for the Company as of December 31, 2011. Additionally, there were no outstanding equity awards as of December 31, 2011 for any of the named executive officers of the Company.

Employment Agreements

As of December 30, 2011, we engaged (i) David Mathews as our Chief Executive Officer and (ii) Craig Crawford as our Chief Operating Officer, Chief Financial Officer pursuant to written employment agreements. Effective January 1, 2012 the Company entered into employment agreements with both David Mathews and Craig Crawford (the “Employment Agreements”). Each of the Employment Agreements has an initial term of three (3) years, unless terminated earlier pursuant to the terms therein.

Base Salary, Bonus and Other Compensation.  Mr. Crawford’s base salary is $40,000 in addition to $135,000 paid to his personal designee. Mr. Mathews’ base salary shall be $240,000 per year, which base salaries will be reviewed at least annually. In addition to base salary, the officers are entitled to receive a quarterly performance bonus based on the officer’s performance for the previous quarter. The officers are also eligible to receive paid vacation, and participate in health and other benefit plans and will be reimbursed for reasonable and necessary business expenses.

Equity Compensation.  In connection with the engagement of Mr. Crawford as an officer, Mr. Crawford was awarded an amount of 4,710,000 shares (the “Crawford Restricted Shares”) of Common Stock. The Crawford Restricted Shares vest as follows: (i) 1,570,000 of the Crawford Restricted Shares on January 15, 2012; (ii) 1,570,000 of the Crawford Restricted Shares on January 15, 2013; and (iii) 1,570,000 of the

Crawford Restricted Shares on January 15, 2014. In the event of a change of control or sale of the Company, all of the Crawford Restricted Shares shall immediately vest and be issued by Company immediately prior to such change of control or sale. Also, in connection with the appointment of Mr. Mathews as CEO, Mr. Mathews was awarded 15,667,806 shares (the “Mathews Restricted Shares”) of Common Stock. The Mathews Restricted Shares vest as follows: (i) 5,222,602 of the Mathews Restricted Shares on January 15, 2012; (ii) 5,222,602 of the Mathews Restricted Shares on January 15, 2013; and (iii) 5,222,602 of the Mathews Restricted Shares on January 15, 2014. In the event of a change of control or sale of the Company, all of the Mathews Restricted Shares shall immediately vest and be issued by the Company immediately prior to such change of control or sale.

Severance Compensation.  If Mr. Crawford’s or Mr. Mathews’ employment is terminated for any reason, other than for cause, each will be entitled to receive his or her base salary for the period representing the remainder of the term of the employment agreement. In the event of an early termination of the employment period because of the voluntary resignation, total disability or death of the Executive, or termination of the executive’s employment for cause, the executive, or his estate in the event of his death, will receive his base salary through the date of employment termination.

2011 Director Compensation

For the year ended December 31, 2011, none of the members of our Board received compensation for his or her service as a director. We do not currently have an established policy to provide compensation to members of our Board for their services in that capacity. We intend to develop such a policy in the near future.

Compensation Discussion and Analysis

Background and Compensation Philosophy

Our Board has historically determined the compensation to be paid to the executive officers based on the Company’s financial and operating performance and prospects, the level of compensation paid to similarly situated executives in comparably sized companies and contributions made by the officers to the success of the Company.

Our Board has not adopted or established a formal policy or procedure for determining the amount of compensation paid to our executive officers. No pre-established metrics have been used by our Board in determining the compensation or our executive officers. Mr. Crawford and Mr. Mathews are involved in the Board’s deliberations regarding executive compensation and provide recommendations with respect to their compensation.

As our executive leadership and Board grow, our Board may decide to form a compensation committee charged with the oversight of executive compensation plans, policies and programs.

Elements of Compensation

We provide our executive officers with a base salary and an incentive bonus structure to compensate them for services rendered during the year. Our policy of compensating our executives with a cash salary and incentive bonus has served the Company well in attracting and retaining key personnel.

Equity Incentive and Benefit Plans

The Company has no stock option, retirement, pension or profit-sharing programs for the benefit of its directors, officers or other employees; however our Board may recommend the adoption of one or more such programs in the future.

Deferred Compensation

We do not provide our executives the opportunity to defer receipt of annual compensation.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions

The Company’s two largest stockholders as of December 31, 2011 maintain an approximate 74.8% voting control of the Company. The Company utilizes corporations owed by the two majority stockholders that provide certain services to the Company, which include the following:

•	Testing
•	Recruiting
•	Mobilization
•	Training
•	Lodging
•	Facilities
•	Foreign payroll

Management believes that the amounts paid for these services are at or below those rates that would be payable to unrelated third parties and that our shareholder interests are best served by continuing to use these services provided by companies who are related parties.

Due to related parties is $1,430,773 and $2,631,507 as of December 31, 2011 and 2010, respectively, for services performed by affiliates of the Company.

The Company primarily utilizes a foreign corporation affiliated by common ownership for testing, recruiting, mobilization and training the foreign workforce for construction projects. The Company pays $2 per hour billed by these employees for all of these services. Amounts payable to the related party as of December 31, 2011 and 2010 were $194,823 and 1,724,302 respectively.

Costs of revenue of $1,580,407 and $1,478,323 for these services provided by related parties are included in the income statements for the years ended December 31, 2011 and 2010, respectively.

The Company utilizes a United States LLC affiliated by common ownership for some of its hotels and lodging facilities to accommodate its construction workers. The Company charges clients $65 per diem for workers on location and in turn pays $40 to the related company for this service. The Company also has a one year lease for its operating facilities from this affiliate that are renewed annually. Amounts payable to the related party of $997,120 and $797,513 are included in the balances as of December 31, 2011 and 2010, respectively.

Costs of revenues for these services include $4,018,365 and $4,017,264 for hotel and lodging and rent of $165,000 and $153,000 the years ended December 31, 2011 and 2010, respectively.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information concerning the number of shares of our capital stock owned beneficially as of April 30, 2012 by: (i) each person (including any group) known to us to own more than five percent (5%) of any class or Series of our voting securities, (ii) our directors, and our named executive officers.

Unless otherwise indicated, the stockholders listed possess sole voting and investment power with respect to the shares shown.

Title of Series	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage of Class of Stock(1)	Percentage of all Voting Rights
	DIRECTORS AND EXECUTIVE OFFICERS
Common Stock	David D. Mathews Chief Executive Officer and President, and a Director(2)	15,667,806 Direct		25.36%	4.3%
Common Stock	Craig Crawford; Chief Financial Officer, Chief Operating Officer and a Director(2)	5,110,000 Indirect	(5)	8.27%	1.24%
Common Stock	Denise Nelson, Secretary(2)	0		0%	0%
Common Stock	All Directors and Executive Officers; as a Group (3 persons)	15,667,806		33.63%	5.74%
Series A Convertible Preferred Stock	David D. Mathews; Chief Executive Officer and a Director(2)	966,666 Direct		33.30%	26.72%
	5% STOCKHOLDERS
Common Stock	Mohamed Nourreddine Ayed(2)	14,705,883 Direct		23.80%	4.1%
Common Stock	Karim Ayed(2)	14,705,882 Direct		23.80%	4.1%
Series A Convertible Preferred Stock	Mohamed Nourreddine Ayed(2)	966,667(3) Direct		33.35%	26.72%
Series A Convertible Preferred Stock	Karim Ayed(2)	966,667(3) Direct		33.35%	26.72%
Series A Convertible Preferred Stock	David D. Mathews(2)	966,966(3) Direct		33.30%	26.72%
Series B Convertible Preferred Stock	Mohamed Nourreddine Ayed(2)	5,000,000(4) Direct		50.00%	1.38%
Series B Convertible Preferred Stock	Karim Ayed(2)	5,000,000(4) Direct		50.00%	1.38

(1)	Based on 61,785,360 shares of Common Stock, with Voting Rights of 61,785,360; 2,900,000 shares of Series A Convertible Preferred stock, with Voting Rights of 290,000,000; and 10,000,000 shares of Series B Convertible Preferred Stock, with Voting Rights of 10,000,000, all of which were issued and outstanding as of April 30, 2012. Under Rule 13d-3, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of Common and Preferred stock actually outstanding on April 30, 2012.
(2)	The address for each shareholder is 1602 Old Underwood Road, La Porte, TX 77571.
(3)	Each share of Series A Convertible Preferred Stock has Voting Rights of 100-to-1 relative to shares Common Stock
(4)	Each share of Series B Convertible Preferred Stock has Voting Rights of 1-to-1 relative to shares Common Stock
(5)	These shares of Common Stock are held by Craig Crawford’s nominee, Fortenberry Services, Inc.

STOCKHOLDER PROPOSALS FOR THE 2013 ANNUAL MEETING

Any stockholder who intends to present a proposal at the 2013 Annual Meeting of Stockholders must ensure that the proposal is submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 and received by the Corporate Secretary of the Company, Denise Nelson:

•	Not later than January 1, 2013; or
•	If the date of next year’s annual meeting is moved more than 30 days before or after the anniversary date of this year’s meeting, the deadline for inclusion of proposals in our proxy statement is instead 120 days before we begin to print and mail our proxy materials for next year’s meeting.

FORM 10-K ANNUAL REPORT TO STOCKHOLDERS

On April 11, 2012, the Company filed with the SEC an Annual Report on Form 10-K for the fiscal year ended December 31, 2011 (the “Annual Report”). We have enclosed the Annual Report with this proxy statement. The Annual Report includes our audited financial statements for the fiscal year ended December 31, 2011, along with other financial information and management discussion which we urge you to read carefully.

You can also obtain, free of charge, a copy of our Annual Report by:

•	writing to:

Texas Gulf Energy, Incorporated
1602 Old Underwood Road
LaPorte, Texas 77571

•	telephoning us at: (281) 867-8400.

You can obtain a copy of our Annual Report on Form 10-K and other periodic filings that we make with the SEC from the SEC’s EDGAR database at http://www.sec.gov.

Shareholder Communications

We intend to announce preliminary voting results at the 2012 Meeting, and publish final results in a Current Report on Form 8-K, which will be filed with the SEC within 4 days from the 2012 Meeting. You may obtain a copy of this and other reports free of charge at or the SEC at (800) 732-0330 or http://www.sec.gov.

Stockholders may obtain information relating to their own share ownership by contacting the Company’s stock transfer agent — Corporate Stock Transfer at 3200 Cherry Creek Drive South, Suite 430, Denver, Colorado 80209.

By Order of the Board of Directors
/s/ Craig Crawford By: Craig Crawford Title: Chief Financial Officer

LaPorte, Texas
April 30, 2012

ADMISSION TICKET

SPECIAL MEETING IN LIEU OF 2012 ANNUAL MEETING OF STOCKHOLDERS

TEXAS GULF ENERGY, INCORPORATED
1602 Old Underwood Road
LaPorte, Texas 77571

THIS ADMISSION TICKET ADMITS ONLY THE NAMED STOCKHOLDER.

NOTE:  If you plan on attending the 2012 Meeting in person, please bring, in addition to this admission ticket, a proper form of identification. Video, still photography and recording devices are not permitted at the 2012 Meeting. For the safety of attendees, all handbags and briefcases are subject to inspection. Your cooperation is appreciated.

Please Detach and Mail in the Envelope Provided
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to:
Corporate Stock Transfer, Inc. 3200 Cherry Creek Drive South, Suite 430, Denver, Colorado 80209
Proxy Fax: (303) 282 4986
VOTE ONLINE
Follow the instructions on the proxy card (please see https://secure.corporatestock.com/vote.php)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TEXAS GULF ENERGY, INCORPORATED (THE “COMPANY”).

1.  The undersigned does hereby appoint Craig Crawford, Chief Financial Officer of the Company as proxy for the shares of Common Stock of the Company which the undersigned is entitled to vote at the Special Meeting in lieu of 2012 Annual Meeting (the “2012 Meeting”) to be held on June 22, 2012, commencing at 11:00 a.m., Central Standard Time, at 1602 Old Underwood Road LaPorte, Texas 77571, and at any or all adjournments of said meeting, and instructs them to vote as follows:

2.  The following proposals are to be considered:

Proposal No. 1	APPROVAL OF THE SLATE OF THE BOARD OF DIRECTORS [SEE SLATE OF NOMINEES BELOW]:

☐ FOR	☐ AGAINST	☐ ABSTAIN

SLATE OF DIRECTOR NOMINEES:

David Mathews
Craig Crawford

*  The undersigned stockholder may strike out the persons named as proxies and designate some other person of his or her choice and may send this Proxy directly to that person. In order for the proxy to be counted, such other person must present this Proxy at the 2012 Meeting.

Proposal No. 2	RATIFICATION OF THE APPOINTMENT OF LBB AND ASSOCIATES, LTD., LP, THE COMPANY’S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2012:

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.  In their discretion, the Proxies are authorized to vote upon any other proposal that may properly come before the 2012 Meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF THE PROXY IS EXECUTED AND NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF PROPOSALS 1 AND 2.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING IN LIEU OF 2012 ANNUAL MEETING OF STOCKHOLDERS AND THE PROXY STATEMENT FURNISHED HEREWITH. PLEASE READ THE REVESE SIDE, DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED, PRE-ADDRESSED STAMPED ENVELOPE.

Please sign exactly as name (or names) appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Print name of Stockholder as it appears on your stock certificate or broker’s records and the No. of Shares owned:
(Print name of Stockholder(s))
DATED:	Signature
Signature if held jointly

FILL IN THE FOLLOWING:

NUMBER OF SHARES OWNED:	COMMON ☐

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY (BEFORE 11 AM, CENTRAL STANDARD TIME, ON THE DATE OF THE 2012 MEETING, JUNE 22, 2012, IF HAND CARRIED (OR IF SENT BY MAIL OR EMAIL, BEFORE 12:00 NOON, MOUNTAIN STANDARD TIME ON JUNE 21, 2012), TO:

Corporate Stock Transfer, Inc
3200 Cherry Creek Drive South,
Suite 430, Denver, Colorado 80209
Proxy Fax: (303) 282-4986